Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events:

(a) Dividend on Series A Preferred Shares:  On July 14, 2023, the Company paid to Castor a dividend amounting to $350,000 on the Series A Preferred Shares for the dividend period from April 15, 2023 to July 14, 2023.

(b) Acquisition of two 2015 Japanese-built 5,000 cbm LPG carriers: The vessel LPG Dream Syrax was delivered to the Company on July 18, 2023 and the vessel LPG Dream Vermax was delivered to the Company on August 4, 2023 (Note 5).

(c) Purchase of Series D Preferred Shares of Castor: On August 7, 2023, the Company agreed to purchase 50,000 Series D Preferred shares (“Pref D shares”) of Castor of $1,000 each for a total consideration of $50 million, in cash. The distribution rate of the Pref D shares is 5%, paid quarterly, and they are convertible to common shares of Castor from the first anniversary of the issue date at the lower of (i) $0.70 and (ii) the 5 day value weighted average price immediately preceding the conversion, subject to a minimum conversion price. The distribution rate is set to increase by a factor of 1.3 times per annum from year 7 with a maximum rate of 20%. This transaction and its terms were approved by the independent members of the board of directors of each of Castor and Toro at the recommendation of their respective independent committees who negotiated the transaction.